STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of October 16, 2000 by and among StyleU4EA.com, Inc., a Delaware corporation (the "Company"), and Headwaters Incorporated, a Delaware corporation (the "Purchaser"). The Purchaser desires to make an investment in the Company on the terms and conditions set forth in this Agreement.

         In consideration of the mutual promises and covenants contained in this Agreement, the parties to this Agreement agree as follows:

         1. Purchase and Sale of Shares. Upon the terms and conditions contained herein, and provided that Company is not in default hereunder, the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, on the dates set forth in the table below, the number of shares (the "Shares") of Common Stock of the Company determined by dividing the purchase price set forth in the table below by the Price Per Share (as defined below):

                   Date                      Purchase Price
                   ----                      --------------
                   October 16, 2000             $150,000
                   October 20, 2000             $150,000
                   October 25, 2000             $110,000
                   November 1, 2000             $100,000

         2. Price Per Share. The Price Per Share shall initially be $3.00 per Share. The Company is currently attempting to raise $5 million in equity capital in a limited offering (the "Offering") of which the sale of the Shares is a part. If the Company sells equity capital in the Offering at a price per common stock equivalent share less than $3.00 per share, then the Price Per Share hereunder shall be adjusted to be the lowest price per common stock equivalent share of securities sold in the Offering. If the Company does not receive a written commitment to fund at least $2,500,000 in gross proceeds from the sale of equity capital in the Offering on or before January 31, 2001, or if the Company fails to receive at least $2,500,000 in gross proceeds from the sale of equity capital in the Offering on or before February 15, 2001, then the Price Per Share hereunder shall be adjusted to be the lower of the Price Per Share adjusted pursuant to the preceding sentence or $0.50 per Share. All adjustments to the Price Per Share shall be effective retroactively for all purchases hereunder. The price per common stock equivalent share of preferred stock or other securities sold in the Offering which are convertible into or exchangeable for common stock shall mean the purchase price of such preferred stock or other security divided by the maximum number of shares of common stock into which such security may be converted or exchanged. If in connection with the Offering affiliates of the Company transfer shares to other investors in the Offering for a consideration less than the Price Per Share then in effect, such transferred shares shall be considered to have been issued by the Company to such investors as part of their purchase in the Offering.

         3. Issuance of Share Certificates. Purchaser will wire transfer the purchase price for Shares purchased to an account designated by Company on the dates set forth in Paragraph 1. Upon receipt of such wire transferred funds, Company shall immediately arrange for the delivery of share certificates to Purchaser for the number of Shares then purchased based on the Price Per Share then in effect. Immediately upon the happening of any event which causes an adjustment to the Price Per Share pursuant to Paragraph 2, Company shall deliver to Purchaser (i) a statement, certified by an officer of Company, setting forth the adjusted Price Per Share, and (ii) certificate(s) for the additional Shares which would have been issued on all prior purchase dates, had the adjusted Price Per Share then been in effect.

         4. Consulting Agreement, Cross Default. Contemporaneous with the execution of this Agreement, Company shall enter into a six-month management consulting agreement (the

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"Consulting Agreement" with Purchaser. A default by Company of its obligations under the Consulting Agreement shall be considered a default under this agreement and vice versa.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

                  (a) Organization. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement.

                  (b) Authorization. The execution, delivery and performance by the Company of this Agreement have been duly and validly authorized by the Company's Board of Directors and no authorization or approval of the Company's shareholders is required in connection therewith. This Agreement constitutes the legal, valid and binding obligations of the Company and each is enforceable against the Company in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                  (c) No Conflict. The execution, delivery and performance by the Company of this Agreement: (i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which the Company is a party or by which the Company or any of its properties or assets is bound or affected; (ii) will not cause the Company to violate or contravene any provision of its Certificate of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Certificate of Incorporation or Bylaws of the Company, any law, statute, rule or regulation to which the Company is subject or any agreement, instrument, order, judgment or decree to which the Company is subject.

                  (d) Common Stock. All of the shares of Common Stock issuable under this Agreement have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

                  (e) Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share, and the Company has no authority to issue any other capital stock or security. As of the date hereof, a total of 7,226,500 shares of Common Stock have been issued and such shares are duly authorized, validly issued, fully paid and nonassessable and no shares of Preferred Stock have been issued. Except as provided in this Agreement and the Company's Certificate of Incorporation, there are no outstanding preemptive, conversion or other rights, subscriptions, options, warrants, calls, contracts, demands, commitments, convertible or exchangeable securities or other instruments, agreements or arrangements of any character or nature whatever issued by or binding upon the Company for the purchase or acquisition of any shares of its capital stock, other than (i) outstanding warrants to purchase an aggregate of 200,000 shares of Common Stock, and (ii) options granted or to be granted to employees and consultants of the Company under the Company's stock option plan to be implemented.

                  (f) Financial Statements. Company has provided Purchaser with its financial statements for the years ended September 30, 2000. Such annual financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied. Such interim financial statements do not contain full footnote disclosure and but have otherwise been prepared in

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accordance with generally accepted accounting principles, consistently applied.
All such financial statements present fairly the results of operations of the Company for the periods stated and its financial condition as of the date the balance sheets contained therein.

                  (g) Full Disclosure. No statement by Company contained in this Agreement or any other instrument or document given by Company in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

         6. Restrictions on Transfer and Purchaser Representations. In acquiring the Shares, the Purchaser makes the following representations, warranties and agreements:

                  (a) The Purchaser understands that the Shares will be issued by the Company without registration under the Securities Act of 1933, as amended ("Act"), and without qualification and/or registration under applicable state securities laws pursuant to specific exemptions from registration and/or qualification contained in the Act and in applicable state securities laws. The Purchaser understands that the foregoing exemptions depend upon, among other things, the bona fide nature of his investment intent as expressed herein.

                  (b) The Purchaser agrees that none of the Shares, nor any interest in the Shares, will be sold, transferred, or otherwise disposed of by him without registration and/or qualification under the Act or applicable state securities laws unless the Purchaser first demonstrates to the satisfaction of the Company that specific exemptions from such registration and qualification requirements are available with respect to such resale or disposition or provides the Company an opinion of counsel satisfactory to the Company that a contemplated transfer may be made without violation of the Act or applicable state securities laws.

                  (c) The Purchaser represents and warrants to the Company the following:

                           (i) The Purchaser is acquiring the Shares for investment purposes only, for such Purchaser's own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act.

                           (ii) The Purchaser has received all the information he considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, and has had an opportunity to discuss the Company's business, management, financial affairs and prospects with the Company's management.

                           (iii) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act. All information that such Purchaser has provided to the Company including, but not limited to, the information contained in the investor questionnaire delivered in connection herewith, is complete and accurate and may be relied upon by the Company.

                           (iv) The Purchaser is able to bear the economic risks related to a purchase of the Shares. The Purchaser either has a pre-existing personal or business relationship with the Company or any of its officers, directors of controlling persons, or by reason of the Purchaser's business or financial experience or the business or financial experience of his professional advisor who is unaffiliated with and who is not compensated by the Company or any

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         affiliated or selling agent of the Company, directly or indirectly, has the capacity to protect his own interests in connection with the subject transactions.

                  (d) The Purchaser acknowledges that the Shares to be issued to him will contain a legend which prohibits an offer to transfer or a transfer of all or any portion of the Shares unless the Shares are registered under the Act or unless an exemption from registration is available with respect to such resale or disposition.

         7. Piggyback Registration Rights. The Company hereby grants the Purchaser "piggyback" registration rights to register all common stock of the Company now owned or hereafter acquired by the Purchaser (the "Registrable Securities") for resale under the Act. If the Company determines to file a registration statement to which the registration rights apply, it shall so notify the undersigned and allow the undersigned twenty one (21) days to elect, in writing, to include the Registrable Securities therein. If the offering is being underwritten, the Purchaser will enter into an underwriting agreement with such underwriter and will pay underwriting discounts, commissions and expenses with respect to its sales, as well as any taxes on such sales and the cost of any separate counsel retained by the Purchaser; provided that all other costs of the Registration Statement shall be borne by the Company. The piggyback registration rights described herein shall not apply with respect to registrations on inappropriate forms, such as Form S-8 or S-4. Shares of Common stock owned by the Purchaser shall cease to be Registrable Securities at such time as, in the opinion of Company's counsel reasonably satisfactory to Purchaser, such shares may be publicly sold without registration under the Act. These registration rights shall be binding upon successors to the Company by way of merger or otherwise and shall be assignable to subsequent owners of the Registrable Securities who do not receive unrestricted and un-legended certificates therefor.

         8. Co-Sale. The Company shall cause its officers, directors and 10% shareholders (the "Principal Holders") to agree that they will not sell Company common stock held by them unless they first give Purchaser notice of such proposed sale and allow Purchaser to include common stock (including the Shares and other common stock now owned or hereafter acquired) in such sale on the same terms and conditions. The amount of common stock which Purchaser may include in the sale shall be in the same proportion as Purchaser's holdings bear to the holdings of the Principal Holder(s) giving notice of the proposed sale. Purchaser's co-sale rights shall not apply to gifts or other transfers primarily for family or estate-planning purposes; provided that the transferee remains obligated with respect to future sales, and shall not apply to open market sales into an established public market for the common stock. Purchaser's co-sale rights shall expire after the Company has successfully completed an underwritten public offering of its common stock. The Company shall place appropriate legends regarding such co-sale rights on the certificates of the Principal Holders.

         9. Indemnification. The Purchaser hereby indemnifies the Company, its affiliates and its agents and holds them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, incurred by the Company (or its affiliates or agents) by reason of or in connection with any misrepresentation made by Purchaser herein, any breach of any of Purchaser's warranties, or Purchaser's failure to fulfill any of his covenants or agreements under this Agreement. This Agreement and the representations and warranties contained herein shall survive Purchaser's purchase of the Shares and shall be binding upon Purchaser's heirs, executors, administrators, successors and assigns.

         10. Market Stand-off. Except as provided in Paragraph 7, the Purchaser (on behalf of himself, his successors and assigns), agrees not to sell or otherwise transfer or dispose of any Shares acquired under this Agreement for a period not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act in connection with an

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underwritten public offering of the Company's Common Stock if so requested by the underwriter of such offering. The Company may impose stock transfer instructions with respect to the shares subject to the foregoing restriction until the end of such period. Provided, however, that in the event a majority of shareholders of the Company's stock sign a lock up agreement in conjunction with the registration of the stock, the Purchaser shall be obligated to abide by the same terms and conditions as such a lock up agreement requires.

         11. Severability. In the event any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

         12. Attorneys' Fees. In the event any action in law or equity, arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to its attorneys' fees and other costs reasonably incurred in such action or proceeding.

         13. Notices. Any notice to be given hereunder shall be given (except as otherwise expressly set forth herein) by registered or certified mail, postage prepaid, by cable, telex or facsimile, or may be delivered by hand or by messenger and shall be deemed to have been received as follows: if given by registered or certified mail, five business days after posting; if given by cable, two business days after dispatch; if given by telex or facsimile, one business day after dispatch; and if delivered by hand or by messenger and receipted for by or on behalf of the party to whom the notice is directed, at the time of such delivery. Any notice shall be sent to the address given in the signature blocks of this Agreement or to such other address as the relevant party may notify to the other.

         14. Entire Agreement; Amendment. Other than the Consulting Agreement and disclosure materials given to Purchaser in connection herewith, this Agreement and the exhibits hereto contain all of the agreements between the parties with respect to the matters contained herein and supersedes all prior written or oral and all contemporaneous oral agreements or understandings between the parties pertaining to any such matters. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties to this Agreement.

         15. Controlling Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement shall be the applicable courts in Orange County, California, and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in Orange County, California.

         16. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same instrument. "COMPANY"

                                    STYLE U4EA.COM, INC., a Delaware corporation

                                    By: /s/ James Gelinas
                                        ----------------------
                                        Name: James Gelinas
                                        Title: Chairman


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                                        Address: 20812 Lassen Street
                                                 Chatsworth, CA  91300

The foregoing Agreement is hereby accepted as of the date first above written.

"PURCHASER"

HEADWATERS, INCORPORATED
a Delaware corporation

By: /s/ Kirk A. Benson
    ----------------------
    Kirk Benson,
    CEO

Address:

11778 S. Election Drive, Suite 210
Salt Lake City, UT 84020


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